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                                                                    Exhibit 23.1

                         [THE LETTERHEAD OF KPMG LLP]


                        Consent of Independent Auditors


Wilmington Trust Company, as owner Trustee for
CarMax Auto Owner Trust 2001-1:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus supplement.

                                             KPMG LLP

Richmond, Virginia
January 12, 2001